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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15 (d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): January 23, 2002

AREMISSOFT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25713 Commission File No.	68-0413939 (I.R.S. Employer Identification No.)
Two Meridian Crossings Minneapolis, MN (Address of principal executive offices)		55423 (Zip Code)

(612) 851-1900
(Registrant's telephone number, including area code)

(Former name or former address if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
16.1	Letter of PKF

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AREMISSOFT CORPORATION
Date: January 31, 2002	/s/ DAVID G. LATZKE David G. Latzke, Chief Financial Officer

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES